                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  November 12, 1997
                                                         -----------------



                            SLM FUNDING CORPORATION
                            -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                   the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                     and the SLM Student Loan Trust 1997-4)


Delaware                33-95474/333-2502/333-24949       23-2815650
--------                ---------------------------       ----------
(State or other         (Commission File                  (I.R.S. employer
Jurisdiction of         Numbers)                          Identification No.)
Incorporation)



                            777 Twin Creek Drive
                            Killeen, Texas 76543
                  ----------------------------------------
                  (Address of principal executive offices)

                 Registrant's telephone number:  (817) 554-4500





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                        Exhibit Index appears on Page 5
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Item 5.          Other Events

                 On November 5, 1997, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to the Student Loan-Backed Notes, dated November 5, 1997, by and among SLM Funding Corporation ("SLM Funding"), the Student Loan Marketing Association ("Sallie Mae"), Goldman, Sachs & Co. and Morgan Stanley Dean Witter (the "Underwriters"), on behalf of each of the underwriters named in Schedule 1 thereto; (b) the Pricing Agreement relating to the Student Loan-Backed Certificates, dated November 5, 1997, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto: (c) the Underwriting Agreement relating to the Student Loan-Backed Notes, dated November 5, 1997, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto; and (d) the Underwriting Agreement relating to the Student Loan-Backed Certificates, dated November 5, 1997, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

                 On November 1 or November 12, 1997, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of November 12, 1997, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae; (b) the Trust Agreement, dated as of November 1, 1997, by and between SLM Funding and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"); (c) the Indenture, dated as of November 1, 1997 (the "Indenture"), by and among the SLM Student Loan Trust 1997-4 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (d) the Sale Agreement, dated as of November 12, 1997, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; (e) the Administration Agreement Supplement, dated as of November 12, 1997, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee; (f) the Servicing Agreement, dated as of November 12, 1997, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee; and (g) the Paying Agent Agreement, dated November 12, 1997, by and among the Eligible Lender Trustee, Bankers Trust Company (the "Agent"), and Student Loan Marketing Association (the "Administrator").





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                        Exhibit Index appears on Page 5
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Item 7.          Financial Statements, Pro Forma Financial Statements and
                 Exhibits

                 (c)  Exhibits

                          1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated November 5, 1997, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

                          1.2 Pricing Agreement relating to the Student Loan-Backed Certificates, dated November 5, 1997, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

                          1.3 Underwriting Agreement relating to the Student Loan-Backed Notes, dated November 5, 1997, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

                          1.4 Underwriting Agreement relating to the Student Loan-Backed Certificates, dated November 5, 1997, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

                          4.1 Trust Agreement, dated as of November 1, 1997 by and between SLM Funding and the Eligible Lender Trustee.

                          4.2 Indenture, dated as of November 1, 1997, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                          99.1 Purchase Agreement, dated as of November 12, 1997, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

                          99.2 Sale Agreement, dated as of November 12, 1997, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

                          99.3 Administration Agreement Supplement, dated as of November 12, 1997, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

                          99.4 Servicing Agreement, dated as of November 12, 1997, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                          99.5 Paying Agent Agreement, dated November 12, 1997, by and among the Eligible Lender Trustee, the Agent, and the Administrator.





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                        Exhibit Index appears on Page 5
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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 20, 1997

                                       SLM FUNDING
                                         CORPORATION


                                       By: /s/  WILLIAM M. E. RACHAL, JR.
                                           ------------------------------------
                                       Name:    William M.E. Rachal, Jr.
                                       Title:   Treasurer and Controller





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                        Exhibit Index appears on Page 5

                                INDEX TO EXHIBIT

                                                                               Sequentially
Exhibit                                                                        Numbered
Number                   Exhibit                                               Page
------                   -------                                               ----

1.1                      Pricing Agreement relating to
                         Student-Loan Backed Notes,
                         dated November 5, 1997, by and
                         among SLM Funding, Sallie
                         Mae and the Underwriters, on
                         behalf of each of the underwriters
                         named on the Schedule 1 thereto.

1.2                      Pricing Agreement relating to
                         Student-Loan Backed
                         Certificates, dated November 5, 1997,
                         by and among SLM Funding, Sallie Mae
                         and the Underwriters, on behalf
                         of each of the underwriters
                         named on Schedule 1 thereto.

1.3                      Underwriting Agreement relating
                         to Student-Loan Backed Notes, dated
                         November 5, 1997, by and among SLM
                         Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named on Schedule 1 thereto.

1.4                      Underwriting Agreement relating
                         to Student-Loan Backed Certificates,
                         dated November 5, 1997, by and among
                         SLM Funding, Sallie Mae and the
                         Underwriters, on behalf of each of
                         the underwriters named on Schedule
                         1 thereto.

4.1                      Trust Agreement, dated as of
                         November 1,1997, by and between
                         SLM Funding and the Eligible Lender
                         Trustee.

4.2                      Indenture, dated as of November 1,
                         1997,by and among the Trust, the
                         Eligible Lender Trustee and the
                         Indenture Trustee.





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                        Exhibit Index appears on Page 5
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                            INDEX TO EXHIBIT (cont.)

                                                                               Sequentially
Exhibit                                                                        Numbered
Number                   Exhibit                                               Page
------                   -------                                               ----

99.1                     Purchase Agreement, dated as of
                         November 12, 1997, by and among
                         SLM Funding, the Interim Eligible
                         Lender Trustee and Sallie Mae.

99.2                     Sale Agreement, dated as of November
                         12,1997, by and among SLM Funding,
                         the Interim Eligible Lender Trustee
                         and Sallie Mae.

99.3                     Administration Agreement
                         Supplement, dated as of November
                         12, 1997, by and among the Trust,
                         Sallie Mae, the Eligible Lender
                         Trustee, the Servicer, SLM Funding
                         and the Indenture Trustee.

99.4                     Servicing Agreement, dated as of
                         November 12, 1997, by and among
                         the Servicer, Sallie Mae, the Trust,
                         the Eligible Lender Trustee and the
                         Indenture Trustee.

99.5                     Paying Agent Agreement, dated
                         November 12, 1997, by and among the
                         Eligible Lender Trustee, the Agent, and
                         the Administrator.





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                        Exhibit Index appears on Page 5